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Exhibit 10.15

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$100,000.00	08-15-2003	08-15-2004	06500037-10			051

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	JOHN P. YEROS (SSN: ###-##-####)	Lender:	HORIZON BANKS, N.A.
	LAURA R. YEROS (SSN: ###-##-####)		DTC BRANCH
	6471 E. RADCLIFF AVENUE		8400 E. CRESCENT PARKWAY,
	ENGLEWOOD, CO 80111		SUITE 100
ENGLEWOOD, CO 80111
Principal Amount: $100,000.00	Initial Rate: 6.500%	Date of Note: August 15, 2003

        PROMISE TO PAY. JOHN P. YEROS and LAURA R. YEROS ("Borrower") jointly and severally promise to pay to HORIZON BANKS, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Thousand & 00/100 Dollars ($100,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

        PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 15, 2004. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 15, 2003, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual Interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

        VALUABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The index currently is 4.000% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2,000 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 6.500% per annum. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following minimum and maximum rates. NOTICE: Under no circumstances will the interest rate on this Note be less than 6.500% per annum or more than the maximum rate allowed by applicable law.

        PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: HORIZON BANKS, N.A.; DTC BRANCH; 8400 E. CRESCENT PARKWAY, SUITE 100; ENGLEWOOD, CO 80111.

        LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $20.00, whichever is greater.

        INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law.

        DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

          Payment Default. Borrower fails to make any payment when due under this Note.

          Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          Default in Favor of Third Parties. Borrower of any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

          False Statements. Any warranty, representation or statement, made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Death or Insolvency. The death of Borrower of the dissolution or termination of Borrower's existence as a going business, the insolvency, of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment of the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with

  Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

          Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

          Insecurity. Lender in good faith believes itself insecure.

          Cure Provisions. In any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continuous and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

        LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

        ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

        GOVERNING LAW. This Note will be governed by, constructed and enforced in accordance with federal law and the laws of the State of

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
			06500037-10			051

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	JOHN P. YEROS (SSN: ###-##-####)	Lender:	HORIZON BANKS, N.A.
	LAURA R. YEROS (SSN: ###-##-####)		DTC BRANCH
	6471 E. RADCLIFF AVENUE		8400 E. CRESCENT PARKWAY,
	ENGLEWOOD, CO 80111		SUITE 100
ENGLEWOOD, CO 80111
Guarantor:	JAMES M. YEROS (SSN: ###-##-####) 5849 S. QUINTERO CIRCLE AURORA, CO 80015

        AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

        CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, JAMES M. YEROS ("Guarantor") absolutely and unconditionally guarantees and promises to pay to HORIZON BANKS, N.A. ("Lender") or its order, in legal tender of the United States of America, the indebtedness (as that term is defined below) of JOHN P. YEROS and LAURA R. YEROS ("Borrower"), or either or any of them, to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

        INDEBTEDNESS GUARANTEED. The Indebtedness guarantee by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, of any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recover on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra virus, or otherwise.

        DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new indebtedness" does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the indebtedness. All renewals, extensions, substitutions, and modifications of the indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. This Guaranty shall bind Guarantor's estate as to indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminated this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of indebtedness, even to zero dollars ($0.00), prior to Guarantor's written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

        GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorized Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the indebtedness, including increases and decreases of the rate of interest on the indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participation in all or any part of the indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

        GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lessor, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

        GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower: (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (C) to re            for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever;

        In addition to the waivers set forth herein, if now or hereafter Borrower is or shall become insolvent and the indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal Bankruptcy laws.

        Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys

          Lender. The word "Lender" means HORIZON BANKS, N.A., its successors and assigns.

          Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

          Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

        EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED AUGUST 15, 2003.

GUARANTOR:
X	JAMES M. YEROS, Individually

WHEN RECORDED MAIL TO:
    HORIZON BANKS, N.A.
    DTC BRANCH
    8400 E. CRESCENT PARKWAY, SUITE 100
    ENGLEWOOD, CO 80111

SEND TAX NOTICES TO:
    JOHN P. YEROS
    LAURA R. YEROS
    6171 E. RADCLIFF AVENUE
    ENGLEWOOD, CO 80111

FOR RECORDER'S USE ONLY

DEED OF TRUST

        THIS DEED OF TRUST is dated August 15, 2003, among JOHN P. YEROS and LAURA R. YEROS, whose address is 6471 E. RADCLIFF AVENUE, ENGLEWOOD, CO 80111 ("Grantor"); HORIZON BANKS, N.A., whose address is DTC BRANCH, 8400 E. CRESCENT PARKWAY, SUITE 100, ENGLEWOOD, CO 80111 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and the Public Trustee of ARAPAHOE County, Colorado (referred to below as "Trustee").

        CONVEYANCE AND GRANT. For valuable consideration, Grantor hereby irrevocably grants, transfers and assigns to Trustee for the benefit of Lender as Beneficiary all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in ARAPAHOE County, State of Colorado:

          LOT 4, BLOCK 1, CHAUMONT IN CHERRY HILLS, COUNTY OF ARAPAHOE, STATE OF COLORADO

        The Real Property or its address is commonly known as 6471 E. RADCLIFF AVENUE, ENGLEWOOD, CO 80111.

        REVOLVING LINE OF CREDIT. Specifically, in addition to the amounts specified in the indebtedness definition, and without limitation, this Deed of Trust secures a revolving line of credit, which obligates Lender to make advances to Grantor so long as Grantor complies with all the terms of the Note.

        Grantor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

        THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE. THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

        PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Grantor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Grantor's obligations under the Note, this Deed of Trust, and the Related Documents.

        POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

          Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

          Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

          Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized use of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for Indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

          Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel

        Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by

Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Deed of Trust also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

        WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust:

          Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issues in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

          Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

          Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

          Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's indebtedness shall be paid in full.

        CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust:

          Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

          Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

        IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

          Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

          Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Deed of Trust or upon all or any part of the indebtedness secured by this Deed of Trust; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the indebtedness secured by this type of Deed of Trust; (3) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by Grantor.

          Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

        SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement as a part of this Deed of Trust:

          Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

          Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

          Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of the Deed of Trust.

        FURTHER ASSURANCES: ATTORNEY-IN-FACT. The following provisions relating to further assurance and attorney-in-fact are a part of this Deed of Trust:

          Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, protect, continue or preserve (1) Grantor's obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing. Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

        The proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

        Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver. Receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waiver.

        Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

        Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

        Sale of the Property. In exercising its rights and remedies, Lender shall be free to designate on or before it files a notice of election and demand with the Trustee, that the Trustee sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property. Upon any sale of the Property, whether made under a power of sale granted in this Deed of Trust or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all, or any portion of, the indebtedness for or in settlement or payment of all, or any portion of, the purchase price of the Property purchased, and, in such case, this Deed of Trust, the Note, and any documents evidencing expenditures secured by this Deed of Trust shall be presented to the person conducting the sale in order that the amount of indebtedness so used or applied may be credited thereon as having been paid.

        Attorneys' Fees; Expenses. If Lender forecloses or institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining the reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

        Rights of Trustee. To the extent permitted by applicable law, Trustee shall have all of the rights and duties of Lender as set forth in this section.

        NOTICES. Any notice required to be given under this Deed of Trust, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courtier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of the Deed of Trust. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

        MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

        Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the allocation or amendment.

        Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

        Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

        Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

        Governing Law. This Deed of Trust will be governed by, construed and enforced in accordance with federal law and the laws of the State of Colorado. This Deed of Trust has been accepted by Lender in the State of Colorado.

        Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of ARAPAHOE County, State of Colorado.

        Joint and Several Liability. All obligations of Grantor under this Deed of Trust shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each Grantor signing below is responsible for all obligations in this Deed of Trust.

        No Waiver of Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by

Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

        Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as in any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the

        EACH GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND EACH GRANTOR AGREES TO ITS TERMS.

GRANTOR:
X	JOHN P. YEROS, individually
X	LAURA R. YEROS, individually

INDIVIDUAL ACKNOWLEDGEMENT

STATE OF	)
	)	ss
COUNTY OF	)

        On this day before me, the undersigned Notary Public, personally appeared JOHN P. YEROS and LAURA R. YEROS, to me known to be the individuals described in and who executed the Deed of Trust, and acknowledge that they signed the Deed of Trust as their free and voluntary act and deed, for the uses and purposes therein mentioned.

        Given under my hand and official seal this                        day of                        , 20    .

By	Residing at
Notary Public in and for the State of	My commission expires

THE FIRST NATIONAL BANK OF LIMON/HORIZON BANKS PRIVACY POLICY

Borrower:	LAURA R. YEROS (SSN: ###-##-####) 6471 E. RADCLIFF AVENUE ENGLEWOOD, CO 80111	Lender:	HORIZON BANKS, N.A. DTC BRANCH 8400 E. CRESCENT PARKWAY, SUITE 100 ENGLEWOOD, CO 80111

Our Privacy Commitment to You

        We recognize, respect, and protect the personal privacy rights of all our customers. We realize that our customers entrust us with personal information and it is our policy to maintain our customers' information in a confidential manner. We are committed to providing the highest level of security and privacy regarding the collection and use of our customers' personal information, as well as personal information of all consumers who visit our institution and website.

Confidentiality and Security of Nonpublic Personal Information

        We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Horizon Banks and The First National Bank of Limon, is committed to meet the desires of our customers. As a provider of financial services entrusted with sensitive financial information, we are committed to provide the highest level of security and privacy of that information. We respect the privacy of our customers and are committed to treating customer information responsibly. We have adopted the following policies and procedures. They are designed to protect the information that you have entrusted with us.

Horizon Banks and The First National Bank of Limon Employees

        Horizon Banks and The First National Bank of Limon employees are governed by a strict code of conduct, which includes the importance of our customers' rights and expectations to privacy. Information is shared strictly on a "need to know" basis, and only with those who have a legal right to that information. Our employees are educated as to the importance of this issue, and stern disciplinary measures are used to enforce it.

Electronic Banking

        Horizon Banks and The First National Bank of Limon respects your right to privacy and takes the precautions to provide you with the same level of privacy within any electronic banking product that you receive through more traditional bank delivery channels. The vendors or service providers who help us perform transactions are obliged to maintain the confidentiality of non public personal information that we provide to them.

        The electronic collection of personal information is designed to protect access to your personal accounts and to assist the bank in providing you with the products and services you want and need. All personal information collected and stored by the bank is used for specific purposes, to protect and administer your personal accounts and transactions, to comply with state and federal banking regulations, and to help the bank better understand you personal financial needs in order to design and improve our products and services.

        Employing stringent security measures in the collection of your personal information, all of Horizon Banks and The first National Bank of Limon's electronic account applications are submitted to the bank's secure administration site through an encrypted direct line to the bank. Once received by the bank, only approve personnel may open and process the application. Furthermore, auditing mechanisms are in place to further protect your information by identifying which employees have accessed and in anyway modified, updated, or added to your personal information.

Collection of Information

        Information for use by Horizon Banks and The First National Bank of Limon is collected from customers, developed within cooperation, and occasionally obtained from outside sources. This information is used to help us offer superior service and to inform our customers of additional products and services which may be of interest to you.

Nonpublic Personal Information We Collect

        We collect nonpublic personal information about you from the following sources:

  •
  Information we receive from you on applications or other forms

  •
  Information about your transactions with us, our affiliates, or others

  •
  Information we receive from a consumer reporting agency

Nonpublic Personal Information We Disclose

        We do not disclose nor do we reserve the right to disclose, any nonpublic personal information about our customers or former customers to anyone, except to other nonaffiliated third parties as permitted by law.

Information to Third Parties

        Horizon Banks and The First National Bank Limon will not disclose information to third parties concerning our customers' account with us, except: (a) when such disclosure is necessary to complete a customer transaction, (b) the disclosure is required or allowed by law (such as an exchange of information with reputable reporting agencies, subpoenas, or the investigation of fraudulent activity, etc.), or (c) when you give us written permission. The bank does not sell or provide authorization to the use of customers information to any third parties.

Maintenance and Accurate Information

        It is in the best interest of both you and the bank to maintain accurate records concerning your personal information. For this reason Horizon Banks and The First National Bank of Limon allow you to update your personal information electronically, at any time, through the submission of encrypted email requests to the bank's source internet administration site. Notification is immediately sent to approved bank personnel alerting them to the receipt of your request. This procedure, along with the ability to contact the bank directly, allows Horizon Banks and The First National Bank of Limon to update your personal information within a timely manner. Inaccurate information, when brought to our attention, is corrected as promptly as possible.

        Notify Us of Inaccurate Information We Report To Consumer Reporting Agencies. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: EQUIFAX CREDIT INFORMATION SERVICES, P.O. BOX 740241, ATLANTA, GA 30374-0241.

        If you have any questions regarding your personal information, you may contact a bank representative directly by calling (303)485-5444 or (719) 776-2891.

        I acknowledge receipt of Lender's Privacy Policy.

LAURA R. YEROS, Individually	Date

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$100,000.00	08-15-2003	08-15-2004	06500037-10			051

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	JOHN P. YEROS (SSN: ###-##-####)	Lender:	HORIZON BANKS, N.A.
	LAURA R. YEROS (SSN: ###-##-####)		DTC BRANCH
	6471 E. RADCLIFF AVENUE		8400 E. CRESCENT PARKWAY,
	ENGLEWOOD, CO 80111		SUITE 100
ENGLEWOOD, CO 80111

        LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to 2 individuals for $100,000.00 due on August 15, 2004. The difference rate (PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL, with an interest rate of 6.500% currently 4.000%) is added to the margin of 2.000%, resulting in an initial rate of 6.5000.

        PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

  ☐
  Personal, Family, or Household Purposes or Personal Investment.

  ☒
  Business (Including Real Estate Investment).

        SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING LINE OF CREDIT FOR HYPERSPACE COMMUNICATIONS, INC.

        FLOOD INSURANCE. As collected on Flood Map No. 080013-0770-j dated 08-16-1995, for the community Cherry Hills Village, the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

        DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $100,000.00 as follows:

Undisbursed Funds:	$98,264.00
Other Charges Recorded:	$476.00
$36.00 Recording
$21.00 Reconveyance
$109.00 Title Insurance—Allied Escrow & Title Company
$10.00 Flood Determination
Total Financed Prepaid Finance Charges:	$1,260.00
$1,000.00 Loan Origination Fee (1%)
$10.00 Life of Loan Flood Determination
$250.00 Doc Prep Fee

Note Principal:	$100,000.00

        FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE

CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 15, 2003.

BORROWER:
X	JOHN P. YEROS, Individually	X	LAURA R. YEROS, Individually

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$100,000.00	08-15-2003	08-15-2004	06500037-10			051

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.

Borrower:	JOHN P. YEROS (SSN: ###-##-####)	Lender:	HORIZON BANKS, N.A.
	LAURA R. YEROS (SSN: ###-##-####)		DTC BRANCH
	6471 E. RADCLIFF AVENUE		8400 E. CRESCENT PARKWAY,
	ENGLEWOOD, CO 80111		SUITE 100
ENGLEWOOD, CO 80111

        INSURANCE REQUIREMENTS. Grantor, John P. Yeros and Laura R. Yeros ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. Those requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:	6471 E. RADCLIFFE AVENUE, ENGLEWOOD, CO 80111.
Type: Fire and extended coverage.
Amount: Not Applicable.
Basis: Replacement Value
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the Insurer's liability for failure to give such notice.
Deductible: $1,000.00
Latest Delivery Date: By the loan closing date.

        INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

        FLOOD INSURANCE. Flood insurance for the Collateral securing this loan is described as follows:

          Real Estate at 6471 E. RADCLIFF AVENUE, ENGLEWOOD, CO 80111.

          The Collateral securing this loan is not currently located in an area identified as having special flood. hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

        FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of August 15, 2003, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. This cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

        AUTHORIZATION. For purposes of insurance coverage on the collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

        GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 15, 2003.

JOHN P. YEROS, Individually	LAURA R. YEROS, Individually

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE:	PHONE (180) 053-1811
AGENT'S NAME: Andrew B. Anderson
AGENCY:
ADDRESS: 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
INSURANCE COMPANY: USAA
POLICY NUMBER: CIC 00562 52 78 90A
EFFECTIVE DATES:
COMMENTS:

THE FIRST NATIONAL BANK OF LIMON/HORIZON BANKS PRIVACY POLICY

Borrower:	JOHN P. YEROS (SSN: ###-##-####)	Lender:	HORIZON BANKS, N.A.
	6471 E. RADCLIFF AVENUE		DTC BRANCH
	ENGLEWOOD, CO 80111		8400 E. CRESCENT PARKWAY, SUITE 100 ENGLEWOOD, CO 80111 (303) 221-5100

Our Privacy Commitment to You

        We recognize, respect and protect the personal privacy rights of all our customers. We realize that our customers entrust us with personal information and it is our policy to maintain our customers' information in a confidential manner. We are committed to providing the highest level of security and privacy regarding the collection and use of our customers' personal information, as well as personal information of all consumers who visit our institution and website.

Confidentiality and Security of Nonpublic Personal Information

        We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Horizon Banks and The First National Bank of Limon, are committed to meet the desires of our customers. As a provider of financial services entrusted with sensitive financial information, we are committed to provide the highest level of security and privacy of that information. We respect the privacy of our customers and are committed to treating customer information responsibly. We have adopted the following policies and procedures. They are designed to protect the information that you have entrusted with us.

Horizon Banks and The First National Bank of Limon Employees

        Horizon Banks and The First National Bank of Limon employees are governed by a strict code of conduct, which includes the importance of our customers' rights and expectations to privacy. Information is shared strictly on a "need to know" basis, and only with those who have a legal right to that information. Our employees are educated as to the importance of this issue, and stern disciplinary measures are used to enforce it.

Electronic Banking

        Horizon Banks and The First National Bank of Limon respect your right to privacy and take the precautions to provide you with the same level of privacy within any electronic banking product that you receive through more traditional bank delivery channels. The vendors or service providers who help us perform transactions are obligated to maintain the confidentiality of non-public personal information that we provide to them.

        The electronic collection of personal information is designed to protect access to your personal accounts and to assist the bank in providing you with the products and services you want and need. All personal information collected and stored by the bank is used for specific purposes, to protect and administer your personal accounts and transactions, to comply with state and federal banking regulations, and to help the bank better understand your personal financial needs in order to design and improve our products and services.

        Employing stringent security measures in the collection of your personal information, all of Horizon Banks and The First National Bank of Limon's electronic account applications are submitted to the bank's secure administration site through an encrypted direct line to the bank. Once received by the bank, only approved personnel may open and process the application. Furthermore, auditing mechanisms are in place to further protect your information by identifying which employees have accessed and in any way modified, updated, or added to your personal information.

Collection of Information

        Information for use by Horizon Banks and The First National Bank of Limon is collected from customers, developed within cooperation and occasionally obtained from outside sources. This information is used to help us offer superior service and to inform our customers of additional products and services which may be of interest to you.

Nonpublic Personal Information We Collect

        We collect nonpublic personal information about you from the following sources:

  •
  Information we receive from you on applications or other forms

  •
  Information about your transactions with us, our affiliates, or others

  •
  Information we receive from a consumer reporting agency

Nonpublic Personal Information We Disclose

        We do not disclose nor do we reserve the right to disclose, any nonpublic personal information about our customers or former customers to anyone, except to other nonaffiliated third parties as permitted by law.

Information to Third Parties

        Horizon Banks and The First National Bank of Limon will not disclose information to third parties concerning our customers' account with us, except: (a) when such disclosure is necessary to complete a customer transaction, (b) the disclosure is required or allowed by law (such as an exchange of information with reputable reporting agencies, subpoenas, or the investigation of fraudulent activity, etc.), or (c) when you give us written permission. The bank does not sell or provide authorization to the use of customers' information to any third parties.

Maintenance and Accurate Information

        It is in the best interest of both you and the bank to maintain accurate records concerning your personal information. For this reason, Horizon Banks and The First National Bank of Limon allow you to update your personal information electronically, at any time, through the submission of encrypted email requests to the bank's secure internet administration site. Notification is immediately sent to approved bank personnel alerting them to the receipt of your request. This procedure, along with the ability to contact the bank directly, allows Horizon Banks and The First National Bank of Limon to update your personal information within a timely manner. Inaccurate information, when brought to our attention, is corrected as promptly as possible.

        Notify us of Inaccurate Information We Report to Consumer Reporting Agencies.    Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: EQUIFAX CREDIT INFORMATION SERVICES, P.O. BOX 740241, ATLANTA, GA 30374-0241

        If you have any questions regarding your personal information, you may contact a bank representative directly by calling (303) 485-5444 or (719) 775-2691.

        I acknowledge receipt of Lender's Privacy Policy.

JOHN P. YEROS, Individually	Date

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